Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies.
Commitments and Contingencies

Note 10. Commitments and Contingencies

The Company has commitments of approximately $230,000 as of December 31, 2024 over the next five years for several licensing agreements with partners and universities. Additionally, the Company has collaboration and license agreements, which upon clinical or commercialization success, may require the payment of milestones of up to approximately $13.2 million, royalties on net sales of covered products ranging from 2% to 3%, sub-license income royalties on covered products up to 15% and sub-license global net sales royalties on covered products ranging from 1.5% to 2.5%, if and when achieved. However, there can be no assurance that clinical or commercialization success will occur.

The Company currently leases approximately 6,200 square feet of office space. This office space currently serves as the Company’s corporate headquarters, and both of the Company’s business segments (Specialized BioTherapeutics and Public Health Solutions), operate from this space. Pursuant to the lease which expires October 2025, the current rent is $11,625 per month.

As a result of the above agreements, the Company has future contractual obligations over the next five years as follows:

	Research and
Year	Development	Leases	Total
2025	$46,000	$116,250	$162,250
2026	46,000	—	46,000
2027	46,000	—	46,000
2028	46,000	—	46,000
2029	46,000	—	46,000
Total	$230,000	$116,250	$346,250